Exhibit 10.23.5

AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 31, 2013, is entered into by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each as a “Lender”, and, collectively, the “Lenders”), WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), HAWAIIAN HOLDINGS, INC., a Delaware corporation (“Parent”), and HAWAIIAN AIRLINES, INC., a Delaware corporation (“Borrower”), and in light of the following:

W I T N E S S E T H

WHEREAS, Parent, Borrower, Lenders, and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Parent and Borrower have requested that the Lender Group agree to make certain amendments to the Credit Agreement;

WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Parent’s and Borrower’s requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Defined Terms.  All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto), as amended hereby.

2.                                      Amendments to Credit Agreement.

(a)                                 Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clause (w) of the definition of “Permitted Liens” as follows:

“(w) (i) to the extent that (A) Borrower enters into a Hedge Agreement to hedge the interest rate risks associated with Permitted Purchase Money Indebtedness incurred to finance the acquisition of Aircraft or Engines, and (B) the documentation evidencing such Permitted Purchase Money Indebtedness or such Hedge Agreement requires that Borrower’s obligations in connection with such Hedge Agreement be secured by the Aircraft or Engine so financed or any other property on which a Lien has been granted in connection with such Permitted Purchase Money Indebtedness to the extent such Lien is permitted under clause (f) of this definition, Liens on such Aircraft or Engine and such other property, which Liens secure Borrower’s obligations in connection with such Hedge Agreement described in clause (A), solely to the extent that such Hedge Agreement is entered into for the bona fide purpose of hedging the interest rate risk associated with the Permitted Purchase Money Indebtedness incurred to finance the acquisition of such Aircraft or Engine, and (ii) Liens on deposits of cash, which Liens secure Borrower’s obligations in connection with Hedge Agreements permitted pursuant to clause (j) of the definition of

Permitted Indebtedness that are entered into with highly rated banks with a minimum long term credit ratings of both “A-” or higher from S&P and “A3” or higher from Moody’s on the trade date of the relevant  transaction, provided, however, that the aggregate amount of cash deposits to secure such obligations shall not, as of the date of incurrence of any such Lien, exceed (A) if, as of such date, Parent and its Subsidiaries have less than $250,000,000 of Qualified Cash, $10,000,000, (B) if, as of such date, Parent and its Subsidiaries have $250,000,000 or more, but less than $350,000,000, of Qualified Cash, $30,000,000, or (C) if, as of such date, Parent and its Subsidiaries have $350,000,000 or more of Qualified Cash, $40,000,000 (the cash deposits set forth in this clause (w), the “Permitted Hedge Restricted Cash”); provided that, in no event may the assets described in clause (i) of this clause (w) and the assets described in clause (ii) of this clause (w) both secure Borrower’s obligations in connection with any single Hedge Agreement.”

(b)                                 Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating the definition of “Permitted Intercompany Advances” as follows:

““Permitted Intercompany Advances” means unsecured loans or advances or capital contributions (a) from Parent or Borrower to any Subsidiary of Parent or any Subsidiary of Borrower that is a Loan Party, (b) from ACME to Borrower, (c) from any of Borrower’s Subsidiaries to Borrower, (d) from any Subsidiary of Borrower that is not a Loan Party to any other Subsidiary of Borrower, or (e) a Loan Party to a Subsidiary of Borrower that is not a Loan Party so long as, with respect to this clause (e), (i) the amount of such loans or advances or capital contributions does not exceed $1,000,000 in any fiscal year, and (ii) no Event of Default has occurred and is continuing or would result therefrom; provided that, for each of clauses (a), (b), (c), (d) or (e) above, any party that is owed money from a Loan Party in such transaction has executed an Intercompany Subordination Agreement.”

(c)                                  Schedule 5.2 to the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b)                           a summary report regarding Parent’s and its Subsidiaries’ cash and Cash Equivalents, in a form consistent with the form of reports that have been previously provided by Borrower to Agent, but in any event to include a report regarding the amount of cash collateral posted by any Loan Party for any Hedge Agreement (and if there is none, indicating so), including the name of the hedge counterparty to such Hedge Agreement, the amount of cash posted for such hedge counterparty, and the deposit account number(s) where such cash collateral is held.”

(d)                                 Section 4.29 of the Credit Agreement is hereby amended and restated as follows:

“Section 1110.       With respect to the Aircraft, Engines, and Spare Parts (other than turboprops owned by ACME to the extent that ACME is not a Certified Air Carrier) that constitute Collateral and were first placed into service after October 22, 1994, the Agent, is entitled to the benefit of Section 1110 of the Bankruptcy Code in connection with the exercise of its remedies under this Agreement or any of the other Loan Documents in respect of any such Aircraft, Engines, or Spare Parts.”

3.                                      Waiver and Extension.

(a)                                 Agent and the Lenders hereby waive any Default or Event of Default (and the consequences thereof) that has arisen as a result of the Loan Parties’ failure to timely comply with the provisions of Sections 6(m) and 6(n) of the Security Agreement with respect to (a) the two EADS / Alenia ATR ATR Model 42-500 Aircraft acquired by ACME with U.S. Registration Nos. N801HC and N804HC and Manufacturer Serial Nos. 629 and 623, respectively (the “ACME Turboprops”), (b) General Electric Engine CF6-80A acquired by Borrower with Serial No. 580119, and (c) Rolls-Royce Engine Trent 772B acquired by Borrower with Serial No. 42179 (the “Rolls-Royce Engine”); provided, however, nothing herein, nor any communications among Borrower, any Guarantor, Agent, or any Lender, shall be deemed a waiver with respect to any other Defaults or Events of Default, or any failure of Borrower or any Guarantor to comply fully with any provision of the Credit Agreement or any provision of any other Loan Document, except as provided herein, and, in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s or Lenders’ rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement, with respect to any other Defaults or Events of Default now existing or hereafter arising.  Except as expressly provided herein, Agent and each Lender hereby reserves and preserves all of its rights and remedies against Borrower and each Guarantor under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement.

(b)                                 Agent, Lenders, and Borrower hereby agree that Borrower shall comply with the provisions of Sections 6(m) and 6(n) of the Security Agreement with respect to the ACME Turboprops and the Rolls-Royce Engine on or before February 1, 2013 (or such later date as may be agreed to by Agent in its sole discretion).

4.                                      Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (the first date upon which all such conditions have been satisfied, the “Amendment Effective Date”):

(a)                                 Agent shall have received this Amendment, duly executed by Parent, Borrower, Agent, and the Required Lenders and the same shall be in full force and effect.

(b)                                 Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized officer of each Guarantor.

(c)                                  After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d)                                 After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(e)                                  Borrower shall pay concurrently herewith all fees, costs, expenses and taxes then payable pursuant to Section 17.10 of the Credit Agreement, so long as Agent has provided written notice to Borrower of the amount thereof on or before the date of this Amendment.

5.                                      Representations and Warranties. Each of Parent and Borrower hereby represents and warrants to Agent and the Lenders as follows:

(a)                                 It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, (iii) is duly qualified to do business as a foreign corporation in good standing in each state in which it has intrastate Routes or has its principal office or a major overhaul facility except, in each case, where failure to be so qualified would not have a material adverse effect on the Borrower or its business, and (iv) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment and to carry out the transactions contemplated hereby.

(b)                                 The execution, delivery, and performance by it of this Amendment (i) has been duly authorized by all necessary action on the part of such Person, and (ii) does not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Person or its Subsidiaries, the Governing Documents of such Person or its Subsidiaries, or any material order, judgment, or decree of any court or other Governmental Authority binding on such Person, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Person or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than notices and filings as may be required under the Securities Exchange Act of 1934, as amended, (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Person, other than Permitted Liens, or (E) require any approval of such Person’s interestholders or any approval or consent of any Person under any Material Contract of such Person, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

(c)                                  This Amendment has been duly executed and delivered by such Person.  This Amendment and each Loan Document to which such Person is a party is the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d)                                 No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Parent, Borrower, or any Guarantor.

(e)                                  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and no condition exists which constitutes a Default or an Event of Default.

(f)                                   After giving effect to this Amendment, the representations and warranties of such Person in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(g)                                  This Amendment has been entered into without force or duress, of the free will of such Person, and the decision of such Person to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of such decision.

(h)                                 It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

6.                                      Payment of Costs and Fees.  Borrower agrees to pay all Lender Group Expenses in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

7.                                      Release.

(a)                                 Each of Parent, Borrower and each other Guarantor hereby acknowledge and agrees that as of January 25, 2013, the aggregate outstanding principal amount of the Advances under the Credit Agreement was $0 and the Letter of Credit Usage was $6,089,747 and that such Obligations are payable pursuant to the Credit Agreement as modified hereby without defense, offset, withholding, counterclaim, or deduction of any kind.  For the avoidance of doubt, Parent, Borrower and each other Guarantor hereby acknowledge and agrees that the foregoing does not include accrued and unpaid interest, fees, costs, and expenses under the Loan Documents.  Parent and each other Guarantor hereby acknowledges, confirms and reaffirms (i) that all of such Obligations constitute Guarantied Obligations (as defined in the Guaranty), and (ii) all obligations owing by it to the Lender Group under any Loan Document to which it is a party, in each case, are unconditionally owing by it to the Agent, without offset, defense, withholding, counterclaim, or deduction of any kind, nature, or description whatsoever.

(b)                                 Effective on the date hereof, each of Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower or such Guarantor ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Amendment and relate, directly or indirectly, to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment or the Loan Documents.  As to each and every Claim released hereunder, each of Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each of Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each of Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each of Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)                                  Each of Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release.  Each of Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents.  If Borrower, any Guarantor or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

8.                                      Choice of Law and Venue; Jury Trial Waiver; Judicial Reference.  THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

9.                                      Counterpart Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10.                               Effect on Loan Documents.

(a)                                 The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  The amendments, consents, waivers and modifications set forth herein are limited to the specified hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement or any other Loan Document will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower remains in the sole and absolute discretion of the Agent and the Lenders.

(b)                                 Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)                                  This Amendment is a Loan Document.

(d)                                 Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment.  Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified.  Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.

11.                               Entire Agreement.  This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the matters amended hereby and supersedes any and all prior or contemporaneous amendments or understandings with respect to the matters amended hereby, whether express or implied, oral or written.

12.                               Reaffirmation of Obligations.  Each of Parent and Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.  Each of Parent and Borrower hereby further ratifies, reaffirms, acknowledges, agrees, and confirms the validity and enforceability of all of the Liens and security interests granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the Obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continue to be and remain collateral for such Obligations from and after the date hereof.

13.                               Ratification.  Each of Parent and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

14.                               Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

HAWAIIAN HOLDINGS, INC., a Delaware corporation, as Parent

By:
Name:
Title:

HAWAIIAN AIRLINES, INC., a Delaware corporation, as Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as Agent and as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF HAWAII, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Credit Agreement, dated as of December 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender” and, collectively, the “Lenders”), WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), HAWAIIAN HOLDINGS, INC., a Delaware corporation (“Parent”), and HAWAIIAN AIRLINES, INC., a Delaware corporation (“Borrower”).  Reference is made to that certain Amendment Number Six to Amended and Restated Credit Agreement, dated as of January 31, 2013 (the “Amendment”), by and among Parent, Borrower, Agent and the Lenders signatory thereto.  Each undersigned Guarantor hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it, the Governing Documents of it, or any material order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than notices and filings as may be required under the Securities Exchange Act of 1934, as amended, (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (E) require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents and agrees to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein, and agrees to the terms of the release set forth in Section 7 thereof; (c) acknowledges, ratifies, and reaffirms its obligations owing to the Agent and the Lenders under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect, as amended by the Amendment; and (e) reaffirms, acknowledges, agrees and confirms that is has granted to Agent a perfected security interest in the Collateral in order to secure all of its present and future Guarantied Obligations (as defined in the Guaranty) and acknowledges and agrees that such security interest, and all Collateral heretofore pledged as security for the Obligations, continue to be and remain in full force and effect on and after the date hereof. Without limiting the generality of the foregoing, each of the undersigned hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof.  All Obligations owing by each of the undersigned are unconditionally owing by such Person to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.   Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither Agent nor any Lender has any obligations to inform it of such matters related to the Credit Agreement in the future or to seek its acknowledgment or agreement to future amendments to the Credit Agreement, and nothing herein shall create such a duty.  Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of

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transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent.  Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.  The validity of this Reaffirmation and Consent, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.  This Reaffirmation and Consent is a Loan Document.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HAWAIIAN HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

AIRLINE CONTRACT MAINTENANCE AND EQUIPMENT, INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT]